                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JULY 21, 1999
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                 000-22513                91-1646860
      (STATE OR OTHER        (COMMISSION FILE NO.)         (IRS EMPLOYER
       JURISDICTION                                      IDENTIFICATION NO.)
     OF INCORPORATION)

         1200 - 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 266-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

        On July 21, 1999, Amazon.com, Inc. ("Amazon.com") announced its financial results for the second quarter of 1999 and two-for-one stock split.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c) Exhibits

                99.1 Press Release dated July 21, 1999 regarding Amazon.com's second quarter financial results

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMAZON.COM, INC.
                                        (REGISTRANT)



Dated: July 21, 1999                    By:   /s/ Kelyn J. Brannon
                                            -------------------------------
                                            Kelyn J. Brannon
                                            Vice President of Finance,
                                            and Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------
99.1           Press Release dated July 21, 1999 regarding Amazon.com's second quarter financial results